UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Nikola Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[First used on May 15, 2023]

We urge all #NKLA stockholders to vote FOR Proposal 2. Vote TODAY by calling Alliance Advisors at (855) 935-2562. The deadline is June 6, 2023, at 11:59 p.m. ET. https://www.nikolamotor.com/stockholder-meeting/

[First used on or about May 17, 2023]

#NKLA stockholders, voting is quick and easy and EVERY share counts. Contact Alliance Advisors at (855) 935-2562 to vote FOR all proposals TODAY. https://www.nikolamotor.com/stockholder-meeting/

1